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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 23, 2004

                       AMERICAN REAL ESTATE PARTNERS, L.P.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      DELAWARE                          1-9516                   13-3398766
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(State of Organization)        (Commission File Number)        (IRS Employer
                                                             Identification No.)

          100 South Bedford Road, Mt. Kisco, NY                         10549
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         (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (914) 242-7700

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9. REGULATION FD DISCLOSURE.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On April 23, 2004, American Real Estate Partners, L.P. ("AREP") issued a press release setting forth the full year 2003 earnings and an estimate of the 2004 first quarter earnings of its indirect wholly-owned subsidiary, American Casino & Entertainment Properties LLC ("ACEP"). A copy of AREP's press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

         AREP has also attached hereto as Exhibit 99.2 and Exhibit 99.3 and incorporated by reference hereto ACEP's 2003 audited combined financial statements and ACEP's 2003 Management's Discussion and Analysis of Results of Operations and Financial Condition, respectively.

         EXHIBIT INDEX

         99.1     Press Release, dated April 23, 2004, issued by AREP.

         99.2     ACEP's 2003 audited combined financial statements.

         99.3 ACEP's 2003 Management's Discussion and Analysis of Results of Operations and Financial Condition.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERICAN REAL ESTATE PARTNERS, L.P.
                                      (Registrant)

                                      By: American Property Investors, Inc.
                                          General Partner

                                          By: /s/ John P. Saldarelli
                                              ----------------------------------
                                              John P. Saldarelli
                                              Chief Financial Officer,
                                              Secretary and Treasurer

Dated: April 23, 2004

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